UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   1 June 2006
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                           Moller International, Inc.
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             (Exact name of registrant as specified in its chapter)

         CALIFORNIA                                         68-0006075
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(State or other jurisdiction     (Commission             (IRS Employer
      of incorporation           File Number)          Identification No.)

    1222 RESEARCH PARK DRIVE, DAVIS CA                         95616
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  (Address of principal executive offices)                   (Zip Code)


                        Telephone Number: (530) 756-5086
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          (Former name or former address, if changed since last report)

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ITEM 4.01 Changes in Registrant's Certifying Accountant
      The firm of Vavrinek, Trine, Day & Co., LLP has served as Moller International's independent registered public accounting firm since MI's SEC Form 10-SB registration in 2001, including MI's fiscal year ended December 31, 2005 and our most recent disclosure, the Form 10-Q for the quarter ended March 31, 2006. VTD informed us on 16 May 2006 that they have declined to be reelected.

      The reports of VTD on our consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. During our two most recent fiscal years and through the interim period ended March 31, 2006 and date of this Current Report on Form 8-K, there have been no disagreements with VTD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused VTD to make reference thereto in their reports on the financial statements for such years. During the years ended December 31, 2005 and 2004 and through the interim period ended March 31, 2006 and the date of this Current Report on Form 8-K, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      VTD has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which is filed as Exhibit 1 to this Current Report on Form 8-K.

On 30 May 2006, the Audit Committee retained Malone & Bailey, PC as MI's independent registered public accounting firm for the fiscal year ending December 31, 2006. During MI's fiscal years ended December 31, 2005 and December 31, 2004 and during the subsequent interim period through March 31, 2006, neither MI nor anyone on MI's behalf consulted Malone & Bailey, PC regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM     9.01. Financial Statements and Exhibits (c) Exhibits.

1. Letter dated 16 May 2006 from Vavrinek, Trine, Day & Co, LLP to the Securities and Exchange Commission regarding their decision to not stand for reelection.
2. Letter dated 26 May 2006 from Vavrinek, Trine, Day & Co, LLP to the Securities and Exchange Commission regarding the accuracy of certain statements represented in the Moller International's draft SEC Form 8-K dated 26 May 2006 and the related press release.
3.       Moller International Press Release dated 1 June 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Moller International I has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/Paul S. Moller, President
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   (Registrant)
Date:  1 June 2006
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